RESTRICTED STOCK AWARD AGREEMENT

     This Restricted Stock Award Agreement (the "Agreement"), is entered into as of January 14, 1998, by and between Sport Supply Group, Inc., a Delaware corporation (collectively with its direct and indirect subsidiaries, the ``Company''), and John P. Walker, an employee of the Company (the "Grantee").

     The Company's Compensation Committee (the "Committee") has determined that the Grantee shall be granted shares of the Company's common stock, par value $.01 per share, upon the terms and subject to the conditions and restrictions hereinafter contained (the "Restricted Stock").

     1. Number of Shares. The Grantee is hereby granted 50,000 shares of Restricted Stock, subject to the restrictions set forth herein.

     2.   Terms of  Restricted Stock.   The  grant of  Restricted  Stock
provided in Section 1 hereof shall be subject to the following terms, conditions and restrictions:

          (a) Subject to the restrictions set forth in this Agreement, the Grantee shall possess all incidents of ownership of the Restricted Stock granted hereunder, including the right to receive dividends with respect to the Restricted Stock and the right to vote such Restricted Stock.

          (b) Restricted Stock and any interest therein may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, prior to the lapse of the restrictions set forth in this Agreement.

          (c) Notwithstanding any other provision of this Agreement, in no event shall any outstanding restrictions lapse prior to the satisfaction by the Grantee of the liabilities described in Section 8 hereof.

     3.   Certificate; Restrictive Legend.

          (a) The Restricted Stock has not been registered under the Securities Act of 1933 or qualified under applicable state securities laws. Accordingly, unless there is an effective registration statement and qualification respecting the resale of the Restricted Stock under the Securities Act of 1933 (the "Securities Act") under applicable state securities laws at the time of resale of the Restricted Stock, any stock certificate evidencing the Restricted Stock shall bear the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS."

          (b) The Grantee agrees that any certificate issued for Restricted Stock prior to the lapse of any outstanding restrictions relating thereto shall also be inscribed with the following legend:

     "THIS CERTIFICATE AND  THE SHARES OF  STOCK REPRESENTED HEREBY  ARE
     SUBJECT  TO  THE   TERMS  AND   CONDITIONS,  INCLUDING   FORFEITURE
     PROVISIONS AND RESTRICTIONS AGAINST TRANSFER (THE ``RESTRICTIONS''), CONTAINED IN THE RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY. ANY ATTEMPT TO DISPOSE OF THESE SHARES IN CONTRAVENTION OF THE RESTRICTIONS, INCLUDING BY WAY OF SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHERWISE, SHALL BE NULL AND VOID AND WITHOUT EFFECT."

     4. Lapse of Restrictions. Subject to Section 8 hereof, the restrictions on transfer set forth in Section 3(b) hereof shall lapse immediately with respect to 16,667 shares of Restricted Stock. Except as may otherwise be provided herein, the restrictions on transfer set forth in Section 3(b) shall also lapse with respect to 1,389 shares of Restricted Stock (as may be adjusted from time to time pursuant to Section 5(a) hereof on the fifteenth day of each month, beginning February 15, 1998 (the "Lapse Dates").

     Upon the lapse of restrictions relating to Restricted Stock set forth in Section 3(b) hereof, and provided that the Grantee shall have complied with the Grantee's obligations under Section 8 hereof, the Company shall issue to the Grantee or the Grantee's personal representative a stock certificate representing one share of Common Stock, free of the restrictive legend described in Section 3(b) hereof (but not free of the restrictive legend set forth in Section 3(a) hereof until the resale of the Restricted Stock has been registered under the Securities Act or the resale is exempt from registration under the Securities Act), in exchange for each share of Restricted Stock with respect to which such restrictions have lapsed. If certificates representing such Restricted Stock shall have theretofore been delivered to the Grantee, such certificates shall be returned to the Company, complete with any necessary signatures or instruments of transfer prior to the issuance by the Company of such shares of Restricted Stock free of the restrictive legend described in Section 3(b) hereof.

     5.   Effect of Certain Changes.

     (a) If there is any change in the number or class of shares of Common Stock through the declaration of stock or cash dividends, or recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number or class of shares of such outstanding Restricted Stock may be proportionately adjusted by the Committee in its sole discretion to reflect any such change in the number or class of issued shares of Common Stock; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. In the event of any other extraordinary corporate transaction, including but not limited to distributions of cash or other property to the Company's shareholders, the Committee may equitably adjust outstanding Restricted Stock as it deems appropriate in its sole discretion.

     (b) If, while unvested Restricted Stock remains outstanding, the Company undergoes a "Change in Control" (as defined below), then, from and after the date of the Change in Control, all the outstanding Restricted Stock shall vest in full. A "Change in Control" of the Company shall have occurred if at any time during the term of this Agreement any of the following events shall occur:

          (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person and as a result of such merger, consolidation or reorganization less than 60% of the combined voting power to elect each class of Directors of the then outstanding securities of the remaining corporation or legal person or its ultimate parent immediately after such transaction is available to be received by all of the Company's stockholders (who were stockholders immediately prior to the merger, consolidation or reorganization) on a pro rata basis and is actually received in respect of or exchange for voting securities of the Company pursuant to such transaction;

         (ii) The Company sells all or substantially all of its assets to any other corporation or other legal person and as a result of such sale less than 60% of the combined voting power to elect each class of Directors of the then outstanding securities of such corporation or legal person or its ultimate parent immediately after such transaction is available to be received by all of the Company's stockholders (who were stockholders immediately prior to the merger, consolidation or reorganization) on a pro rata basis and is actually received in exchange for the assets of the Company pursuant to such sale (provided that this provision shall not apply to a registered public offering of securities of a subsidiary of the Company, which offering is not part of a transaction otherwise a part of or related to a Change in Control);

          (iii) Any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act"), including any "person" as such term is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, but excluding Emerson Radio Corp. and its Affiliates and Associates, as such terms are defined in Rule 12b-2 under the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities which when added to any securities already owned by such person would represent in the aggregate 20% or more of the then outstanding securities of the Company which are entitled to vote to elect any class of Directors;

          (iv) During any period of up to two consecutive years, individuals who at the beginning of such period and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (v) Any occurrence that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A or any successor rule or regulation promulgated under the Exchange Act.

     Notwithstanding any provision to the contrary contained herein, a Change in Control of the Company shall not be deemed to have occurred as the result of any transaction having one or more of the foregoing effects if such transaction is proposed by, and includes a significant equity participation (i.e., an aggregate of at least 20% of the then outstanding common equity securities of the Company immediately after such transaction which are entitled to vote to elect any class of Directors) of executive officers of the Company as constituted immediately prior to the occurrence of such transaction or any Company employee stock ownership plan or pension plan.

     (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     (d) Except as expressly provided herein, the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets of stock of another corporation; and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Restricted Stock. The award of Restricted Stock pursuant hereto shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     6. Death, Disability, Termination Without Cause or Constructive Discharge. If the Grantee shall die while employed by the Company, or if the Grantee's employment shall terminate by reason of Disability, termination without Cause or Constructive Discharge (as defined below), all Restricted Stock theretofore granted to such Grantee shall vest as of the date of death, Disability, termination without Cause or Constructive Discharge (as defined below) of the Grantee.

     For purposes of this Agreement, "Disability" means Grantee is unable to perform his assigned duties by reason of illness, injury or incapacity (other than as a result of abuse of drugs, alcohol and other substances) for three (3) consecutive months during the term hereof.

     (a) For purposes of this Agreement, "Cause" means that Grantee shall have committed:

               (i) an intentional material act of fraud or embezzlement in connection with his duties or in the course of his employment with Company;

               (ii) an intentional wrongful material damage to property of Company;

               (iii) an intentional wrongful disclosure of material secret processes or material confidential information of Company; or

               (iv) an intentional and continued failure to perform  his
          duties  as  Executive  Vice  President  and  Chief   Financial
          Officer.

     (b) For the purposes of this Agreement, no act or failure to act on the part of Grantee shall be deemed "intentional" unless done, or omitted to be done, by the Grantee in bad faith and without reasonable belief that his action or omission was in the best interest of the Company.

     (c) For the purposes of this Agreement, "Constructive Discharge" means a change in office, title, or position from that reasonably associated with being an Executive Vice President and Chief Financial Officer, other than a promotion; a change in reporting of Grantee to any person other than the Chairman, Chief Executive Officer, or the Board of Directors of Company; a required relocation to a location in excess of thirty (30) miles of Company's current principal location; a reduced salary; or a material diminution in responsibilities.

     7. Termination of Employment. In the event that the Grantee ceases to be employed by the Company, for any reason other than death, Disability, termination without Cause or Constructive Discharge prior to the vesting of the Restricted Stock, all Restricted Stock (with respect to which the restrictions set forth in Section 3(b) herein have not yet lapsed) shall thereupon be forfeited by the Grantee. Restricted Stock forfeited pursuant to the preceding sentence or for any other reason set forth herein shall be transferred to, and reacquired by, the Company without payment of any consideration by the Company, and neither the Grantee nor any of the Grantee's successors, heirs, assigns or personal representatives shall thereafter have any further rights or interests in such shares or certificates. If certificates containing restrictive legends shall have theretofore been delivered to the Grantee or the Grantee's personal representative, such certificates shall be returned to the Company, complete with any necessary signatures or instruments of transfer.

     8. Taxes. The Grantee shall pay to the Company promptly upon request, and in any event at the time the Grantee recognizes taxable income in respect of the Restricted Stock (or, if the Grantee makes an election under Section 83(b) of the Code, in connection with such grant), an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Stock. Such payment shall be made in the form of cash, shares of Common Stock already owned or otherwise issuable upon the lapse of restrictions, or in a combination of such methods. The grantee shall promptly notify the Company of any election made pursuant to
Section 83(b) of the Code. If the Grantee fails to pay, on or before the date requested by the Company, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Stock, the Company may elect to withhold shares of Restricted Stock from the Grantee or prevent or delay the vesting of shares of Restricted Stock until such amounts are paid to the Company.

     9.   Covenants.

          (a) From the date of this Agreement and in consideration for the promises made by Grantee herein, including promises made by Grantee below, Company promises and agrees to provide Grantee certain confidential information consistent with the job duties of an individual in his position including, without limitation, customer, supplier, product and distributor lists, trade secrets, plans, manufacturing techniques, sales, marketing and expansion strategies, financial records (including business plans, financial statements, etc.), and technology and processes of Company and/or its affiliates, as they may exist from time to time, and information concerning the products, services, production, development, technology and all technical information, procurement and sales activities and procedures, promotion and pricing techniques and credit and financial data concerning customers of, and suppliers to, Company and/or its affiliates (collectively "Confidential Information"). In consideration for Company's promises herein, Grantee acknowledges and agrees that all Confidential Information previously provided or known to Grantee in the course of his employment with Company and all such Confidential Information made available and provided to Grantee pursuant to the terms of this Agreement will be received in strict confidence and will be used only for the purposes of performing his duties pursuant to this Agreement and that no such Confidential Information will otherwise be used or disclosed by Grantee during or after the term of this Agreement without the prior written consent of Company. Grantee acknowledges and agrees that upon termination of Grantee's employment hereunder for any reason, Grantee will leave and/or return all Confidential Information and other documents, records, notebooks, customer lists, mailing lists, business proposals, contracts, agreements, and other repositories containing information concerning Company or its financial condition or business (including all copies thereof) in Grantee's possession, whether prepared by Grantee or others, will remain with or be returned to Company. Notwithstanding the foregoing, this Section shall be inoperative as to any portion of the Confidential Information that (i) is or becomes generally available to the public other than as a result of a disclosure by Grantee or (ii) becomes available to Grantee on a non-confidential basis and not in contravention of Company's rights or applicable law from a source (other than Company) which Grantee reasonably believes is entitled to possess and disclose it.

          Grantee acknowledges and agrees that all manuals, drawings, blueprints, letters, notes, notebooks, financial records (including, without limitation, budgets, business plans and financial statements), reports, computers, computer equipment, computer disks, hard drives, electronic storage devices, books, procedures, forms, documents, records or paper, or copies thereof, pertaining to the operations or business of Company made or received by Grantee or made known to him in any way in connection with his employment activities or otherwise and any other Confidential Information are and will be the exclusive property of Company. Grantee agrees not to copy or remove any of the above from the premises and custody of Company, or disclose the contents thereof to any other person or entity except in the ordinary course of business consistent with Company's policies. Grantee acknowledges that all such papers and records will at all times be subject to the control of Company, and Grantee agrees to surrender the same upon request of Company, and will surrender such no later than any termination or expiration of this Agreement.

     (b) As an officer and employee with the Company, Grantee may develop or participate in the development of inventions, discoveries,  improvements  or  innovations  which  relate  to  the current or reasonably anticipated business activities of the Company. Grantee acknowledges that the Company remains the sole owner of any such inventions, discoveries, improvements or innovations and Grantee agrees to promptly disclose such developments to his or her immediate supervisor. At the request of the Company, Grantee agrees to execute any documents and perform any acts that the Company requires to obtain patent, copyright or other protection over any such developments.

          (c) Grantee covenants and agrees that, during the period Grantee is employed by Employer, and if Grantee's employment is terminated for Cause or Grantee resigns for any reason (other than as a result of a Constructive Discharge), for a period of one year thereafter, Grantee will not directly or indirectly compete with Employer in the United States. For the purposes of this Section, the following terms shall have the meanings indicated below:

          (i) The term "compete" shall mean, with respect to the business of Company, engaging in or attempting to engage in the direct mail marketing with the use of a catalog of sports related equipment to institutional customers or any other business which generates more than 10% of Company revenues at the time of termination, either alone or with any individual, partnership, corporation, or association.

          (ii) The words "directly or indirectly" as they modify the word "compete" shall mean: (A) acting as an agent, representative, consultant, officer, director, or employee of any entity or enterprise which is competing (as defined herein) with the
     business  of    Company;  (B) participating in any  such competing
     entity or enterprise as an owner, partner, limited partner, joint venturer, creditor, or stockholder (except as a stockholder holding less than a five percent (5%) interest in a corporation whose shares are actively traded on a regional or national securities exchange or in the over-the-counter market); (C) communicating to any such competing entity or enterprise any competitive non-public information concerning any past, present, or identified prospective client or customer of, or supplier to, Company; (D) soliciting the customers, distributors, dealers, or independent sales persons of Company or its Affiliates (as defined in Rule 12b-2 under the Exchange Act) as of Grantee's termination date; or (E) recruiting, hiring, or assisting others in recruiting or hiring (collectively referred to as "Recruiting Activity") any person who is, or within the 12-month period immediately preceding the date of any such Recruiting Activity was, an Grantee of Company or its Affiliates.

          (iii) Grantee understands and agrees that the scope of this covenant by Grantee contained in this Section is reasonable as to time, area, and persons and is necessary to protect the proprietary and legitimate business interest of the Company, and but for such covenant by Grantee the Company would not have agreed to enter into the transactions contemplated by this Agreement. Grantee agrees that this covenant is reasonable in light of the compensation and other consideration Company has agreed to provide Grantee pursuant to this Agreement. It is further agreed that such covenant will be regarded as divisible and will be operative as to time, area, and persons to the extent that it may be so operative.

     10.  Registration Rights

     (a)  Upon  Grantee's   request   that  the   Company   effect  the
registration or qualification or filing for exemption under applicable Federal or State law of the Restricted Stock, the Company shall, subject to the conditions of Section 10.(b), (c), (e) and (f), use its best efforts to effect any such registration or qualification or filing for exemption of the Restricted Stock with any governmental authority under any Federal or State law, and any listing with any securities exchange, which may be required to permit the offering and sale or other disposition of any such Restricted Stock that the Grantee proposes to make upon the effectiveness of such registration, qualification, or filing for exemption, and the Company shall keep effective such registration, qualification, or exemption for at least 150 days; provided, that the Company shall only be required initially to file a registration statement or qualification application no later than 145 days after any final year end of the Company and at such reasonable time as it has available for utilization therein the audited consolidated financial statements of the Company as of the preceding fiscal year end.

     (b) The Company's obligation to make any filing under Section 10(a) may be deferred by the Company for an appropriate period (not to exceed 90 days) if the Company shall in good faith determine that the registration, qualification, or filing for exemption would have a material adverse affect on an offering or contemplated offering or a material acquisition, merger, or other corporate transaction to which the Company or any of its subsidiaries is, or is expected to be, a party or any other pending material corporate development.

     (c) In addition, the Company shall not be required to take any action under Section 10(a):

          (i) more than once during any period of 12 consecutive calendar months or more than an aggregate of two (2) times;

          (ii) within 90 days after the effective date of a registration referred to in Section 10(a) or Section 10(d) pursuant to which such holder was afforded the opportunity to register the Restricted Stock under the Securities Act but declined so to do;

          (iii) within 90 days following the execution of an underwriting agreement with respect to any underwritten public offering of securities by the Company if the managing underwriter with respect to such proposed public offering by the Company advises the Company and the Grantee in writing that such proposed public offering by Grantee would impair the public offering by the Company; provided that if such managing underwriter shall have advised the Company that a portion of the Restricted stock as to which registration shall have been requested could be registered, then such portion shall be registered;

          (iv) if such action would require the Company to qualify as a foreign corporation to do business or file a general consent to service of process in any state or jurisdiction in which it is not then qualified or as to which it has not previously filed a general consent to service of process; or

          (v) if filing the registration statement would require a special audit.

     (d) The Company agrees that at any time it proposes to register the issuance or resale of any of its securities, whether held by third parties or to be issued by the Company, under the Securities Act on Form S-1 or any other form of registration statement then available for the registration under the Securities Act of securities of the Company (other than a registration statement on Form S-4 or any form of registration statement not available for general registration of securities) it shall give written notice to Grantee of its intention so to do, and upon the written request of the Grantee, given within twenty
(20) days after receipt of any such notice from the Company, the Company shall in each instance use its best efforts, subject to the next sentence, to cause all Restricted Stock held by Grantee to be registered under the Securities Act and registered or qualified under any State securities law, all to the extent necessary to permit the offering and sale or other disposition thereof in the manner stated in such request by the Grantee. If the managing underwriter of a proposed public offering by the Company shall advise the Company in writing that, in its opinion, the distribution of some or all of the shares of Restricted Stock requested to be included in the registration concurrently with the securities to be offered by the Company would materially impair the distribution of securities by the Company, then the Company need not include in such registration any shares that such underwriter believes would cause such impairment and shall reduce the amount of securities as to which he requested registration in such manner that the aggregate number of shares being registered for Grantee does not exceed that number recommended by such underwriter. Grantee shall in his request for registration describe the manner of any proposed transfer or intended method of disposition of such Restricted Stock. Nothing in this Section shall be deemed to require the Company to (i) proceed with any registration of its securities after giving the notice herein provided, or (ii) maintain the effectiveness of any registration statement for a minimum period of time.

     (e) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section that the Grantee shall furnish to the Company such information regarding him, the Restricted Stock held by him, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company. If Grantee refuses to provide the Company with any of such information on the grounds that it is not necessary to include such information in the registration statement, the Company may exclude such Grantee's Restricted Stock from the registration statement, unless Grantee provides the Company with an opinion of counsel, such opinion to be reasonably satisfactory to the Company, to the effect that such information need not be included in the registration statement.

     (f) Notwithstanding anything to the contrary contained herein, the Company shall have no obligation to register, qualify, or file for exemption with respect to shares of Restricted Stock in accordance with this Agreement if counsel to the Company provides an opinion to the Company and the Grantee that the shares of Restricted Stock requested to be registered may be sold in one or more public transactions within a period of 90 days pursuant to Rule 144 under the Securities Act, or any successor rule thereto.

     (g) In consideration of the performance by the Company of its obligations under this Agreement, the Grantee agrees in connection with a registration of the Company's securities that, upon the written request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Grantee will not sell, make any short sale of, lend, grant any option for the purchase of, or otherwise dispose of, any shares of the Company's Common Stock (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 120 days) from the effective date of such registration as the Company or the underwriters may specify.

     11. No Guarantee of Employment. Nothing set forth herein shall confer upon the Grantee any right of continued employment for any period by the Company, or shall interfere in any way with the right of the Company to terminate such employment.

     12.  Notices.    Any  notice  required  or  permitted  under   this
Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Grantee at the last address specified in Grantee's employment records, or such other address as the Grantee may designate in writing to the Company, or to the Company, Attention: Chief Executive Officer, Sport Supply Group, Inc., 1901 Diplomat Drive, Farmers Branch, Texas 75234 or such other address as the Company may designate in writing to the Grantee.

     13. Failure To Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

     14.  Governing Law.    The  Agreement  shall  be  governed  by  and
construed according to the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

     15. Amendments. The Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

     16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original but all of which together shall represent one and the same agreement.

     17.  Effectiveness.    This  Agreement  and  the  Restricted  Stock
granted hereunder shall not be effective unless and until this Agreement is executed by both parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year set forth above.

                              COMPANY:

                              SPORT SUPPLY GROUP, INC.


                              By:    /s/ Geoffrey P. Jurick
                                   Geoffrey P. Jurick
                                   Chairman of the Board and
                                   Chief Executive Officer

                              GRANTEE:

                                  /s/ John P. Walker
                                  John P. Walker